Debt	6 Months Ended	12 Months Ended
	Jun. 28, 2025	Dec. 31, 2024	Dec. 28, 2024
Debt [Line Items]
LONG-TERM DEBT

Note 12. Debt

The Company’s debt consisted of the following:

	Successor December 31, 2024	Predecessor December 31, 2023
2024 Term loan	$773,063	—
2019 Term loan	—	686,280
Revolving credit facility	—	—
Less: Debt issuance costs	(18,265)	(10,969)
Total debt	754,798	675,311
Less: Current portion	(7,750)	(7,280)
Debt, net of current portion	$747,048	$668,031

2024 Credit Agreement

In connection with the close of the Acuren Acquisition, on July 30, 2024, the Company entered into the New Credit Facility by and among AAL Delaware Holdco, Inc., a wholly-owned subsidiary, as the initial borrower, ASP Acuren Holdings, Inc., as a borrower, and any other subsidiaries of TIC Solutions from time to time party thereto as borrowers, (the “Borrowers”), the guarantors from time to time party thereto, the lenders from time to time party thereto, and Jefferies Finance LLC, as administrative agent and as collateral agent (the “Credit Agreement”). In conjunction with the Credit Agreement, the Company incurred a $775.0 million seven-year senior secured term loan (the “Term Loan”) under the senior secured term loan facility (the “Term Loan Facility”), which was used to fund a part of the cash portion of the purchase price in the Acuren Acquisition. The Credit Agreement also provides for a $75.0 million five-year senior secured revolving credit facility of which up to $20.0 million can be used for the issuance of letters of credit (the “Revolving Credit Facility,” and together with the Term Loan Facility, represent the “2024 Credit Agreement”).

Term Loan. The interest rate applicable to the Term Loan is, at the Company’s option, either (1) a base rate plus an applicable margin equal to 2.50% or (2) a secured overnight financing rate (adjusted for statutory reserves) (“SOFR”) plus an applicable margin equal to 3.50%. The Company may elect the interest period for the Term Loan to be one, three, or six months or twelve months if agreed to by all applicable term loan lenders. Interest on the Term Loan is payable at the end of each interest period except that, if the interest period exceeds three months, interest is payable every three months. Principal payments on the Term Loan will commence on December 31, 2024 and will be made in quarterly installments on the last day of each fiscal quarter in an amount equal to 0.25% of the initial aggregate principal amount of the Term Loan. The Term Loan matures on July 30, 2031. The Company may prepay the Term Loan in whole or in part at any time without penalty, except that any prepayment in connection with a repricing transaction within six months of July 30, 2024 will be subject to 1% prepayment premium. Additionally, subject to certain exceptions, the Term Loan Facility may be subject to mandatory prepayments using the proceeds from non-ordinary course asset dispositions, proceeds from certain incurrences of debt or commencing in 2026, a portion of Company’s annual excess cash flows based upon certain leverage ratios.

Repricing of Term Loan. On January 31, 2025, the Company entered into the First Amendment to 2024 Credit Agreement, pursuant to which, the interest rate margins for the Term Loan decreased from 2.50% to 1.75% for the base rate and from 3.50% to 2.75% for the secured overnight financing rate. All other material terms of the Credit Agreement, including the aggregate principal amount, repayment terms, interest rate applicable on the revolving credit facility remained the same.

Revolving Credit Facility. The interest rate applicable to borrowings under the Revolving Credit Facility is, at Company’s option, either a base rate plus an applicable margin equal to 2.50% or a secured overnight financing rate (adjusted for statutory reserves) plus an applicable margin equal to 3.50%. The unused portion of the Revolving Credit Facility is subject to a commitment fee of 0.375% or 0.50% based on Company’s first lien net leverage ratio. The Company is also required to pay letters of credit fees on the amounts of outstanding letters of credit plus a fronting fee to the issuing lender and administration fees. Amounts drawn under each letter of credit bear interest at a rate of 3.50% per annum. Funds available under the Revolving Credit Facility may be used for general corporate purposes. The Revolving Credit Facility matures on July 30, 2029.

Letters of Credit and Surety Bonds.  As of December 31, 2024, the Company had $5.8 million in stand-by letters of credit issued (as a component of the Revolving Credit Facility), but did not withdraw any amount against the letters of credit, and $2.1 million in surety bonds outstanding.

The 2024 Credit Agreement contains certain customary negative operating covenants (certain of which are not applicable depending on net leverage ratios), customary restrictive covenants and other customary provisions relating to events of default, including non-payment of principal, interest or fees, breach of covenants, misrepresentations, insolvency proceedings, cross default to other indebtedness of the Borrowers and its subsidiaries in excess of $40.0 million or judgments from creditors of such amount, change of control, and certain events relating to Employee Retirement Income Security Act (“ERISA”) plans. Solely with respect to the Revolving Credit Facility, the Credit Agreement contains a financial covenant for the First Lien Net Leverage Ratio to exceed 5.85 to 1 to be tested as of the last day of any such fiscal quarter only in the event that the total outstanding (excluding undrawn Letters of Credit) is greater than 35% of the total Revolving Credit Commitment. As of December 31, 2024, the Company was in compliance with the covenants.

Obligations under the 2024 Credit Agreement are guaranteed on a senior secured basis, jointly and severally, by TIC Solutions, Inc. and substantially all of its U.S. and Canadian subsidiaries. Amounts borrowed under the 2024 Credit Agreement are secured on a first priority basis by a perfected security interest in substantially all of the present and future property (subject to certain exceptions) of the Borrower and each guarantor.

As of December 31, 2024, the Company had $773.1 million of indebtedness outstanding under the Term Loan. The Company incurred an aggregate of $19.5 million in debt issuance costs for the Term Loan that are amortized using the effective interest method over the life of the Term Loan using an effective interest rate of 9.2%. The Company incurred an additional fee of $5.0 million related to a portion of the commitment of funds by the lenders which expired unused upon closing of the Credit Agreement and thus the fee was included in the accumulated earnings of the Successor as of July 30, 2024. As of December 31, 2024, the unamortized debt issuance cost balance was $18.3 million and is presented as a reduction of the carrying value of the Term Loan in the consolidated balance sheets. For the Successor period ended December 31, 2024, the Company recorded total interest expense of $29.2 million, inclusive of the amount of $1.2 million related to the amortization of debt issuance costs.

The Company incurred an aggregate of $1.9 million in debt issuance costs for the Revolving Credit Facility that are amortized over the five-year term of the revolving Credit Facility on a straight-line basis. As of December 31, 2024, the unamortized debt issuance costs balance was $1.7 million and is presented in “Other assets” in the consolidated balance sheets. For the Successor period ended December 31, 2024, the Company recorded interest expense of $0.2 million associated with the Revolving Credit Facility.

Predecessor Period

2019 Credit Agreement

On December 20, 2019 the Predecessor entered into a credit agreement (“2019 Credit Agreement”). The Credit Agreement was collateralized by all of the Predecessor’s assets. The 2019 Credit Agreement provided for an initial term loan of $430.0 million and was amended on January 23, 2020, November 19, 2021, and August 15, 2023, providing an additional $15.0 million, $100.0 million and $170.0 million of principal under the term loan. The term loan would have matured on January 23, 2027 and provided for interest at a variable rate which consists of the base rate, as defined in the agreement, plus a SOFR-based applicable rate, which can vary between 3.0% and 4.5% depending on the type of term loan.

The interest rate was 9.5% and 9.7% through Closing Date and as of December 31, 2023, respectively. As of the Closing Date and December 31, 2023, the balance of the term loan was $679.9 million and $686.3 million, respectively. The term loan was presented net of the deferred financing costs of $8.8 million and $11.0 million as of Closing Date and December 31, 2023, respectively.

Revolving Credit Facility. As of Closing Date and December 31, 2023, the balance of the revolving credit facility was $20.0 million and $0.0 million, respectively. The revolving credit facility had a maturity of October 23, 2026. The revolving credit facility accrued interest as of a variable rate which consists of the base rate, as defined in the agreement, plus a SOFR-based applicable rate, which can vary between 3.0% and 4.5% depending on the net leverage ratio, as defined in the agreement, as well as an unutilized fee of 0.5%. As of July 29, 2024, the interest rate on the revolving credit facility was 9.2%.

Letters of Credit. As of December 31, 2023, the Company had issued undrawn letters of credit totaling approximately $5.5 million in connection with various current and expiring insurance policy obligations. The letters of credit reduced the amount available under the Credit Agreement and were considered funded debt for purposes of calculating financial covenants. Fees for letters of credit ranged from 4.0% to 4.5% of the letter of credit amount, depending on the net leverage ratio.

Under the 2019 Credit Agreement, the Predecessor was subject to certain financial and nonfinancial covenants which place restrictions on leverage ratios, among other things. In addition, commencing with the year ending December 31, 2020, the 2019 Credit Agreement required mandatory prepayments of the consolidated excess cash flows, as defined in the agreement, if certain cash flow targets were met. No excess cash flow payments were required through the Closing Date and for the period ended December 31, 2023.

As a result of the Acuren Acquisition, the outstanding amounts under the 2019 Credit Agreement were paid off and the remaining unamortized deferred financing costs of $8.8 million related to the term loan and $0.2 million related to the revolving line of credit were extinguished. For the Predecessor period ended July 29, 2024, the Company recognized a loss of $9.1 million on extinguishment of debt.

NV5 Global, Inc. [Member]
Debt [Line Items]
LONG-TERM DEBT

Note 10 – Notes Payable and Other Obligations

Notes payable and other obligations consists of the following:

	June 28, 2025	December 28, 2024
Senior credit facility	$200,250	$232,750
Uncollateralized promissory notes	12,472	13,199
Finance leases	5,572	5,213
Other obligations	489	2,814
Debt issuance costs, net of amortization	(803)	(1,173)
Total notes payable and other obligations	217,980	252,803
Current portion of notes payable and other obligations	9,304	11,195
Notes payable and other obligations, less current portion	$208,676	$241,608

As of June 28, 2025 and December 28, 2024, the carrying amount of debt obligations approximates their fair values based on Level 2 inputs as the terms are comparable to terms currently offered by local lending institutions for arrangements with similar terms to industry peers with comparable credit characteristics.

Senior Credit Facility

On August 13, 2021 (the “Closing Date”), the Company amended and restated its Credit Agreement (the “Second A&R Credit Agreement” or “Senior Credit Facility”), originally dated December 7, 2016 and as amended to the Closing Date, with Bank of America, N.A. (“Bank of America”), as administrative agent, swingline lender and letter of credit issuer, the other lenders party thereto, and certain of the Company’s subsidiaries as guarantors. Pursuant to the Second A&R Credit Agreement, the previously drawn term commitments of $150,000 and revolving commitments totaling $215,000 in the aggregate were converted into revolving commitments totaling $400,000 in the aggregate. These revolving commitments are available through August 13, 2026 (the “Maturity Date”) and an aggregate amount of approximately $138,750 was drawn under the Second A&R Credit Amendment on the Closing Date to repay previously existing borrowings under the term and revolving facilities prior to such amendment and restatement. Borrowings under the Second A&R Credit Agreement are secured by a first priority lien on substantially all of the assets of the Company. The Second A&R Credit Agreement also includes an accordion feature permitting the Company to request an increase in the revolving facility under the Second A&R Credit Agreement by an additional amount of up to $200,000 in the aggregate. As of June 28, 2025 and December 28, 2024, the outstanding balance on the Second A&R Credit Agreement was $200,250 and $232,750, respectively.

Borrowings under the Second A&R Credit Agreement bear interest at variable rates which are, at the Company’s option, tied to a Eurocurrency rate equal to either Term SOFR (Secured Overnight Financing Rate) or Daily Simple SOFR, plus in each case an applicable margin or a base rate denominated in U.S. dollars. Interest rates remain subject to change based on the Company’s consolidated leverage ratio. As of June 28, 2025, the Company’s weighted average interest rate was 5.7%.

The Second A&R Credit Agreement contains financial covenants that require NV5 Global to maintain a consolidated net leverage ratio (the ratio of the Company’s pro forma consolidated net funded indebtedness to the Company’s pro forma consolidated EBITDA for the most recently completed measurement period) of no greater than 4.00 to 1.00.

These financial covenants also require the Company to maintain a consolidated fixed charge coverage ratio of no less than 1.10 to 1.00 as of the end of any measurement period. As of June 28, 2025, the Company was in compliance with the financial covenants.

The Second A&R Credit Agreement contains covenants that may have the effect of limiting the Company’s ability to, among other things, merge with or acquire other entities, enter into a transaction resulting in a Change in Control, create certain new liens, incur certain additional indebtedness, engage in certain transactions with affiliates, or engage in new lines of business or sell a substantial part of their assets. The Second A&R Credit Agreement also contains customary events of default, including (but not limited to) a default in the payment of principal or, following an applicable grace period, interest, breaches of the Company’s covenants or warranties under the Second A&R Credit Agreement, payment default or acceleration of certain indebtedness, certain events of bankruptcy, insolvency or liquidation, certain judgments or uninsured losses, changes in control and certain liabilities related to ERISA based plans.

The Second A&R Credit Agreement limits the payment of cash dividends (together with certain other payments that would constitute a “Restricted Payment” within the meaning of the Second A&R Credit Agreement and generally including dividends, stock repurchases and certain other payments in respect to warrants, options, and other rights to acquire equity securities), unless the Consolidated Leverage Ratio would be less than 3.25 to 1.00 and available liquidity (defined as unrestricted, domestically held cash plus revolver availability) would be at least $30,000, in each case after giving effect to such payment.

All obligations under the Second A&R Credit Agreement are expected to be satisfied upon the closing of the Merger.

Total debt issuance costs incurred and capitalized in connection with the issuance of the Second A&R Credit Agreement were $3,702. Total amortization of debt issuance costs was $185 and $370 during each of the three and six months ended June 28, 2025 and June 29, 2024.

Other Obligations

The Company has aggregate obligations related to acquisitions of $12,961 and $16,013 as of June 28, 2025 and December 28, 2024, respectively. As of June 28, 2025, the Company’s weighted average interest rate on other outstanding obligations was 2.2%.

Note 11 – Notes Payable and Other Obligations

Notes payable and other obligations were as follows:

	December 28, 2024	December 30, 2023
Senior credit facility	$232,750	$195,750
Uncollateralized promissory notes	13,199	15,303
Finance leases	5,213	4,408
Other obligations	2,814	1,188
Debt issuance costs, net of amortization	(1,173)	(1,914)
Total notes payable and other obligations	252,803	214,735
Current portion of notes payable and other obligations	11,195	9,267
Notes payable and other obligations, less current portion	$241,608	$205,468

Future contractual maturities of long-term debt as of December 28, 2024 are as follows:

Fiscal Year	Amount
2025	$11,195
2026	238,787
2027	1,713
2028	1,342
2029 and thereafter	939
Total	$253,976

Senior Credit Facility

On August 13, 2021 (the “Closing Date”), the Company amended and restated its Credit Agreement (the “Second A&R Credit Agreement”), originally dated December 7, 2016 and as amended to the Closing Date, with Bank of America, N.A. (“Bank of America”), as administrative agent, swingline lender and letter of credit issuer, the other lenders party thereto, and certain of the Company’s subsidiaries as guarantors. Pursuant to the Second A&R Credit Agreement, the previously drawn term commitments of $150,000 and revolving commitments totaling $215,000 in the aggregate were converted into revolving commitments totaling $400,000 in the aggregate. These revolving commitments are available through August 13, 2026 (the “Maturity Date”) and an aggregate amount of approximately $138,750 was drawn under the Second A&R Credit Amendment on the Closing Date to repay previously existing borrowings under the term and revolving facilities prior to such amendment and restatement. Borrowings under the Second A&R Credit Agreement are secured by a first priority lien on substantially all of the assets of the Company. The Second A&R Credit Agreement also includes an accordion feature permitting the Company to request an increase in the revolving facility under the Second A&R Credit Agreement by an additional amount of up to $200,000 in the aggregate. As of December 28, 2024 and December 30, 2023, the outstanding balance on the Second A&R Credit Agreement was $232,750 and $195,750, respectively.

Borrowings under the Second A&R Credit Agreement bear interest at variable rates which are, at the Company’s option, tied to a Eurocurrency rate equal to either Term SOFR (Secured Overnight Financing Rate) or Daily Simple SOFR, plus in each case an applicable margin, or a base rate denominated in U.S. dollars. Interest rates remain subject to change based on the Company’s consolidated leverage ratio. As of December 28, 2024 the Company’s interest rate was 5.8%.

The Second A&R Credit Agreement contains financial covenants that require NV5 Global to maintain a consolidated net leverage ratio (the ratio of the Company’s pro forma consolidated net funded indebtedness to the Company’s pro forma consolidated EBITDA for the most recently completed measurement period) of no greater than 4.00 to 1.00.

These financial covenants also require the Company to maintain a consolidated fixed charge coverage ratio of no less than 1.10 to 1.00 as of the end of any measurement period. As of December 28, 2024, the Company was in compliance with the financial covenants.

The Second A&R Credit Agreement contains covenants that may have the effect of limiting the Company’s ability to, among other things, merge with or acquire other entities, enter into a transaction resulting in a Change in Control, create certain new liens, incur certain additional indebtedness, engage in certain transactions with affiliates, or engage in new lines of business, or sell a substantial part of their assets. The Second A&R Credit Agreement also contains customary events of default, including (but not limited to) a default in the payment of principal or, following an applicable grace period, interest, breaches of the Company’s covenants or warranties under the Second A&R Credit Agreement, payment default or acceleration of certain indebtedness, certain events of bankruptcy, insolvency or liquidation, certain judgments or uninsured losses, changes in control, and certain liabilities related to ERISA based plans.

The Second A&R Credit Agreement limits the payment of cash dividends (together with certain other payments that would constitute a “Restricted Payment” within the meaning of the Second A&R Credit Agreement and generally including dividends, stock repurchases, and certain other payments in respect to warrants, options, and other rights to acquire equity securities), unless the Consolidated Leverage Ratio would be less than 3.25 to 1.00 and available liquidity (defined as unrestricted, domestically held cash plus revolver availability) would be at least $30,000, in each case after giving effect to such payment.

Total debt issuance costs incurred and capitalized in connection with the issuance of the Second A&R Credit Agreement were $3,702. Total amortization of debt issuance costs was $741, $758, and $724 during 2024, 2023, and 2022, respectively.

Other Obligations

The Company has aggregate obligations related to acquisitions of $16,013 and $16,491 as of December 28, 2024 and December 30, 2023, respectively. As of December 28, 2024, the Company’s weighted average interest rate on other outstanding obligations was 3.7%.